UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2009

ICOP DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-32560	84-1493152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

16801 W. 116th Street, Lenexa, Kansas 66219

(Address of principal executive offices)

913-338-5550

(Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 17, 2009, ICOP Digital, Inc. (“ICOP”) issued a press release titled “ICOP Digital Reports 2008 Year End Results” detailing ICOP’s financial and operational results for the three and 12 months ended December 31, 2008. The text of the press release is furnished as Exhibit 99.1 hereto.

In addition, ICOP provided instructions for accessing a related investor conference call and webcast held the same afternoon.

The information in this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of ICOP under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of ICOP, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated March 17, 2009 entitled “ICOP Digital Reports 2008 Year End Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICOP DIGITAL, INC.

Date: March 17, 2009	By:	/s/ David C. Owen
	Name:	David C. Owen
	Title:	Chief Executive Officer